Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the QuarterlyReport of D.R. Horton, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bill W. Wheat, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 23, 2012	By:	/s/ BILL W. WHEAT
Bill W. Wheat Executive Vice President and Chief Financial Officer